Roundhill S&P 500 Target 20 Managed Distribution ETF
Schedule of Investments
September 30, 2025 (Unaudited)

PURCHASED OPTIONS - 99.5%(a)	Notional Amount	Contracts	Value
Call Options - 99.5%(b)(c)			$–
SPDR Portfolio S&P 500 ETF
Expiration: 11/21/2025; Exercise Price: $0.01	$289,858	37	$289,157
Expiration: 12/03/2025; Exercise Price: $0.01	141,012	18	140,665
Expiration: 02/11/2026; Exercise Price: $0.01	172,348	22	171,304
Expiration: 03/12/2026; Exercise Price: $0.01	7,834	1	7,791
SPDR S&P 500 ETF Trust
Expiration: 11/21/2025; Exercise Price: $0.01	4,463,406	67	4,455,952
Expiration: 12/03/2025; Exercise Price: $0.01	3,131,046	47	3,125,810
Expiration: 02/11/2026; Exercise Price: $0.01	11,458,296	172	11,418,368
Expiration: 03/12/2026; Exercise Price: $0.01	8,993,430	135	8,967,050
Expiration: 04/08/2026; Exercise Price: $0.01	1,199,124	18	1,193,048
Expiration: 05/13/2026; Exercise Price: $0.01	1,798,686	27	1,790,741
Expiration: 06/10/2026; Exercise Price: $0.01	5,795,766	87	5,773,437
Expiration: 07/10/2026; Exercise Price: $0.01	3,863,844	58	3,839,561
Expiration: 08/14/2026; Exercise Price: $0.01	6,595,182	99	6,557,117
Expiration: 09/11/2026; Exercise Price: $0.01	4,130,316	62	4,108,202
TOTAL PURCHASED OPTIONS (Cost $46,498,764)			51,838,203

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.5%		Shares	Value
First American Government Obligations Fund - Class X, 4.05% (d)		245,503	245,503
TOTAL MONEY MARKET FUNDS (Cost $245,503)			245,503

TOTAL INVESTMENTS - 100.0% (Cost $46,744,267)			52,083,706
Liabilities in Excess of Other Assets - (0.0) (e)			(18,416)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$52,065,290
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill S&P 500 Target 20 Managed Distribution ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$51,838,203	$–	$51,838,203
Money Market Funds	245,503	–	–	245,503
Total Investments	$245,503	$51,838,203	$–	$52,083,706

Refer to the Schedule of Investments for further disaggregation of investment categories.